UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

COLUMBIA FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19-01 Route 208 North, Fair Lawn, New Jersey 07410

(Address of principal executive offices) (Zip Code)

(800) 522-4167

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 10, 2021 a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement Agreement”) was filed in relation to a lawsuit involving Columbia Financial, Inc. (the “Company”) and certain of its current and former directors pending in the Court of Chancery of the State of Delaware entitled Pascal v. Czerwinski, et. al., C.A. No. 2020-0320-SG (the “Settlement”). The Settlement resolves a lawsuit (the “Litigation”) challenging the equity compensation granted on or about July 23, 2019 to persons who were then-directors of the Company (the “Defendants”) (collectively, “2019 Equity Grants”). The Litigation alleged, derivatively on behalf of current holders of stock of the Company, that the granting of the 2019 Equity Grants violated the directors’ fiduciary duties and sought, among other things, cancellation of the 2019 Equity Grants made to the Defendants. The Litigation further asserted class claims brought on behalf of stockholders of the Company on April 12, 2019 and their successors and assigns (the “Class”) alleging that the proxy statement disseminated to obtain stockholder approval of the Company’s 2019 Equity Incentive Plan was false and misleading, and that the stockholders’ approval of that plan was therefore legally invalid. The clams challenging the disclosures in the proxy statement were dismissed, subject to a right of appeal.

Without admitting the validity of any of the claims asserted in the Litigation, or any liability with respect thereto, and expressly denying all allegations of wrongdoing, fault, liability, or damage against the Company and the Defendants arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation, the Company and the Defendants have concluded that it is desirable that the claims be settled on the terms and subject to the conditions set forth in the Settlement Agreement. The Company and the Defendants are entering into the Settlement Agreement for settlement purposes only and solely to avoid the costs, risks, distraction, and uncertainties of continued litigation. Pursuant to the Settlement, and subject to final approval of the Settlement by the Delaware Court of Chancery, and in exchange for a release of all claims by the plaintiffs and a dismissal of the Litigation with prejudice, the Company has agreed to submit the 2019 Equity Grants to a binding vote of its stockholders at a stockholder meeting to be held in 2022 at a date to be determined that is within four months from the date of final approval of the Settlement by the Delaware Court of Chancery.

On December 15, 2021, the Delaware Court of Chancery entered an order preliminarily certifying the Class for purposes of the Settlement and providing for notice to stockholders of the final certification of the Class and of Settlement. The Court will consider whether to enter an order providing for final certification of the Class and approval of the Settlement at a hearing currently scheduled for February 7, 2022, at 11:30 a.m. The Company respectfully refers you to full copies of (a) the Settlement Agreement; (b) the Notice of Pendency of Derivative Action, Proposed Settlement, and Settlement Hearing; and (c) the Court’s Order Approving Notice of Settlement and Scheduling Settlement Approval Hearing and (d) the proposed Final Order and Judgment that the Court will be asked to enter if the Settlement is approved.. These documents are attached as exhibits to this Form 8-K, incorporated by reference herein, and are available on the Company’s website at https://ir.columbiabankonline.com/news/default.aspx. Information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

The Company does not expect the Settlement and related matters, including any future award of attorney’s fees to the Plaintiff’s counsel, to have a material impact on its financial condition or results of operations.

Forward-Looking Statements

This Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Form 8-K regarding: (i) the Stipulation, (ii) the impact of such settlement, including related activities, approvals and payments, and (iii) other statements that are not historical facts, constitute forward-looking statements. All forward-looking statements, including the forward-looking statements in this Form 8-K, involve risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors, which include, but are not limited to, the risk factors disclosed in the periodic and current reports filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Stipulation of Settlement, dated December 10, 2021
99.2	Notice of Pendency of Derivative Action, Proposed Settlement, and Settlement Hearing, dated December 15, 2021
99.3	Order Approving Notice of Settlement and Scheduling Settlement Approval Hearing, entered by the Court on December 15, 2021.
99.4	Form of proposed Final Order and Judgment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA FINANCIAL, INC.

Date: December 17, 2021	By:	/s/ Dennis E. Gibney
Dennis E. Gibney
Executive Vice President and
Chief Financial Officer